Calvert International Responsible Index Fund

Class A Shares - CDHAX Class I Shares - CDHIX Class R6 Shares - CDHRX

Calvert US Large-Cap Core Responsible Index Fund

Class A Shares - CSXAX Class C Shares - CSXCX Class I Shares - CISIX Class R6 Shares - CSXRX

Calvert US Large-Cap Growth Responsible Index Fund

Class A Shares - CGJAX Class I Shares - CGJIX

Calvert US Large-Cap Value Responsible Index Fund

Class A Shares - CFJAX Class I Shares - CFJIX

Calvert US Mid-Cap Core Responsible Index Fund

Class A Shares - CMJAX Class I Shares - CMJIX

Prospectus Dated
February 1, 2020
as revised June 18, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (http://www.calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
International Responsible Index Fund	3
US Large-Cap Core Responsible Index Fund	8
US Large-Cap Growth Responsible Index Fund	12
US Large-Cap Value Responsible Index Fund	16
US Mid-Cap Core Responsible Index Fund	20
Important Information Regarding Fund Shares	24
Investment Objectives & Principal Policies and Risks	25
About Responsible Investing	29
Management and Organization	31
Valuing Shares	31
Purchasing Shares	32
Sales Charges	36
Redeeming Shares	38
Shareholder Account Features	39
Additional Tax Information	41
Financial Highlights	43
International Responsible Index Fund	43
US Large-Cap Core Responsible Index Fund	44
US Large-Cap Growth Responsible Index Fund	46
US Large-Cap Value Responsible Index Fund	47
US Mid-Cap Core Responsible Index Fund	48
Appendix A – The Calvert Principles for Responsible Investment	49
Appendix B – Financial Intermediary Sales Charge Variations	51

Calvert Responsible Index Funds	2	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Summaries

Calvert International Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert International Responsible Index (the “Index”), which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 36 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees(1)	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.40%	0.40%	0.37%
Total Annual Fund Operating Expenses	0.89%	0.64%	0.61%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.54%	0.29%	0.26%
(1)	Management fees have been restated to reflect the current contractual investment advisory fee rate rather than the investment advisory fee paid during the last fiscal year.
(2)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.54% for Class A shares, 0.29% for Class I shares and 0.26% for Class R6 shares. This expense reimbursement will continue through January 31, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$528	$712	$912	$1,488
Class I shares	$30	$170	$322	$765
Class R6 shares	$27	$160	$305	$729

Calvert Responsible Index Funds	3	Prospectus dated February 1, 2020 as revised June 18, 2020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert International Responsible Index. The Index is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are the 1,000 largest publicly traded companies, excluding real estate investment trusts and business development companies, in markets that CRM determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. The Calvert Principles for Responsible Investment (the “Calvert Principles”) serve as a framework for considering environmental, social and governance (“ESG”) factors. CRM's Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Stocks are weighted in the Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang and Christopher Madden, CFA serve as Co-Directors of Index Management at CRM and manage the Index construction process.

As of December 31, 2019, the Index included 790 companies, and the market capitalization ranged from $2.1 billion to $327.8 billion with a weighted average market capitalization of approximately $65.6 billion. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund may enter into foreign currency transactions, including foreign forward currency exchange contracts, in the course of purchasing and selling foreign currency denominated securities in order to track, as closely as possible, the performance of the Index.

The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Tracking Error Risk. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies and Fund investment restrictions, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk. The Fund expects to hold common stocks of each company in the Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Calvert Responsible Index Funds	4	Prospectus dated February 1, 2020 as revised June 18, 2020

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Calvert Responsible Index Funds	5	Prospectus dated February 1, 2020 as revised June 18, 2020

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2019, the highest quarterly total return for Class A was 10.21% for the quarter ended March 31, 2019 and the lowest quarterly return was -12.51% for the quarter ended December 31, 2018.

Average Annual Total Returns as of December 31, 2019	One Year	Life of Fund
Class A Return Before Taxes	18.21%	5.36%
Class A Return After Taxes on Distributions	18.00%	5.04%
Class A Return After Taxes on Distributions and Sale of Class A Shares	11.33%	4.35%
Class I Return Before Taxes	24.40%	6.95%
Class R6 Return Before Taxes	24.44%	6.96%
MSCI World ex USA Index (reflects net dividends, which reflects the deduction of withholding taxes)	22.49%	6.45%
Calvert International Responsible Index (reflects no deduction for fees, expenses or taxes)	25.21%	6.96%

These returns reflect the maximum sales charge for Class A (4.75%). Class A and Class I commenced operations on October 30, 2015. The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. (Source for the MSCI World ex USA Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Calvert Responsible Index Funds	6	Prospectus dated February 1, 2020 as revised June 18, 2020

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into a Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Calvert Responsible Index Funds	7	Prospectus dated February 1, 2020 as revised June 18, 2020

Calvert US Large-Cap Core Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 36 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees(1)	0.24%	0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.13%	0.14%	0.13%	0.08%
Total Annual Fund Operating Expenses	0.62%	1.38%	0.37%	0.32%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.13)%	(0.14)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%	1.24%	0.24%	0.19%
(1)	Management fees have been restated to reflect the current contractual investment advisory fee rate rather than the investment advisory fee paid during the last fiscal year.
(2)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares, 1.24% for Class C shares, 0.24% for Class I shares and 0.19% for Class R6 shares. This expense reimbursement will continue through January 31, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$523	$652	$792	$1,201	$523	$652	$792	$1,201
Class C shares	$226	$423	$742	$1,645	$126	$423	$742	$1,645
Class I shares	$25	$106	$195	$455	$25	$106	$195	$455
Class R6 shares	$19	$90	$167	$393	$19	$90	$167	$393

Calvert Responsible Index Funds	8	Prospectus dated February 1, 2020 as revised June 18, 2020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Large-Cap Core Responsible Index. The Index is composed of the common stocks of large companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Large companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. CRM's Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang and Christopher Madden, CFA serve as Co-Directors of Index Management at CRM and manage the Index construction process.

As of December 31, 2019, the Index included 787 companies, and the market capitalization ranged from $1.5 billion to $1.3 trillion with a weighted average market capitalization of $254.6 billion. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Tracking Error Risk. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies and Fund investment restrictions, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk. The Fund expects to hold common stocks of each company in the Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Calvert Responsible Index Funds	9	Prospectus dated February 1, 2020 as revised June 18, 2020

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the ten years ended December 31, 2019, the highest quarterly total return for Class A was 15.75% for the quarter ended March 31, 2012 and the lowest quarterly return was -13.81% for the quarter ended December 31, 2018.

Calvert Responsible Index Funds	10	Prospectus dated February 1, 2020 as revised June 18, 2020

Average Annual Total Returns as of December 31, 2019	One Year	Five Years	Ten Years
Class A Return Before Taxes	26.15%	10.10%	12.54%
Class A Return After Taxes on Distributions	25.91%	9.26%	11.90%
Class A Return After Taxes on Distributions and Sale of Class A Shares	15.72%	8.08%	10.61%
Class C Return Before Taxes	30.44%	10.35%	12.14%
Class I Return Before Taxes	32.82%	11.56%	13.59%
Class R6 Return Before Taxes	32.85%	11.56%	13.59%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.53%
Calvert US Large-Cap Core Responsible Index (reflects no deduction for fees, expenses or taxes)	33.36%	11.88%	13.91%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class R6 performance shown above for the period prior to October 3, 2017 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or (except for purchases of Class C shares by accounts with no specified financial intermediary) directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into a Fund is $5,000 for Class A and Class C ($2,000 for individual retirement accounts in Class A or Class C), $100,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Calvert Responsible Index Funds	11	Prospectus dated February 1, 2020 as revised June 18, 2020

Calvert US Large-Cap Growth Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 36 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees(1)	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	0.77%	0.52%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.49%	0.24%
(1)	Management fees have been restated to reflect the current contractual investment advisory fee rate rather than the investment advisory fee paid during the last fiscal year.
(2)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares and 0.24% for Class I shares. This expense reimbursement will continue through January 31, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption
	1 Year	3 Years	5 Years	10 Years
Class A shares	$523	$683	$856	$1,359
Class I shares	$25	$138	$263	$626

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Calvert Responsible Index Funds	12	Prospectus dated February 1, 2020 as revised June 18, 2020

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Large-Cap Growth Responsible Index. The Index is composed of the common stocks of large growth companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. CRM's Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang and Christopher Madden, CFA serve as Co-Directors of Index Management at CRM and manage the Index construction process.

As of December 31, 2019, the Index included 563 companies, and the market capitalization ranged from $1.5 billion to $1.3 trillion with a weighted average market capitalization of $340.2 billion. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Growth Investing. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Tracking Error Risk. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies and Fund investment restrictions, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk. The Fund expects to hold common stocks of each company in the Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Calvert Responsible Index Funds	13	Prospectus dated February 1, 2020 as revised June 18, 2020

Large-Cap Growth Risk. Because the Fund normally invests primarily in stocks of large-cap growth companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2019, the highest quarterly total return for Class A was 15.94% for the quarter ended March 31, 2019 and the lowest quarterly return was -14.63% for the quarter ended December 31, 2018.

Calvert Responsible Index Funds	14	Prospectus dated February 1, 2020 as revised June 18, 2020

Average Annual Total Returns as of December 31, 2019	One Year	Life of Fund
Class A Return Before Taxes	28.60%	12.23%
Class A Return After Taxes on Distributions	28.22%	11.68%
Class A Return After Taxes on Distributions and Sale of Class A Shares	17.30%	9.97%
Class I Return Before Taxes	35.32%	13.81%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	36.39%	14.68%
Calvert US Large-Cap Growth Responsible Index (reflects no deduction for fees, expenses or taxes)	35.79%	14.10%

These returns reflect the maximum sales charge for Class A (4.75%). The Fund commenced operations on June 19, 2015. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into a Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Calvert Responsible Index Funds	15	Prospectus dated February 1, 2020 as revised June 18, 2020

Calvert US Large-Cap Value Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index (the “Index”), which measures the investment return of large-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 36 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees(1)	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.69%	0.44%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.19)%	(0.19)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.50%	0.25%
(1)	Management fees have been restated to reflect the current contractual investment advisory fee rate rather than the investment advisory fee paid during the last fiscal year.
(2)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares and 0.24% for Class I shares. This expense reimbursement will continue through January 31, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$524	$667	$823	$1,276
Class I shares	$26	$122	$227	$536

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Calvert Responsible Index Funds	16	Prospectus dated February 1, 2020 as revised June 18, 2020

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Large-Cap Value Responsible Index. The Index is composed of the common stocks of large value companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. CRM's Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang and Christopher Madden, CFA serve as Co-Directors of Index Management at CRM and manage the Index construction process.

As of December 31, 2019, the Index included 526 companies, and the market capitalization ranged from $1.5 billion to $1.3 trillion with a weighted average market capitalization of $129.9 billion. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Value Investing. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. They may include companies that are temporarily out of favor with the market or that may have experienced adverse business developments but that have the potential for growth.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Tracking Error Risk. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies and Fund investment restrictions, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk. The Fund expects to hold common stocks of each company in the Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Calvert Responsible Index Funds	17	Prospectus dated February 1, 2020 as revised June 18, 2020

Large-Cap Value Risk. Because the Fund normally invests primarily in stocks of large-cap value companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2019, the highest quarterly total return for Class A was 11.91% for the quarter ended March 31, 2019 and the lowest quarterly return was -13.32% for the quarter ended December 31, 2018.

Calvert Responsible Index Funds	18	Prospectus dated February 1, 2020 as revised June 18, 2020

Average Annual Total Returns as of December 31, 2019	One Year	Life of Fund
Class A Return Before Taxes	22.93%	7.25%
Class A Return After Taxes on Distributions	22.45%	6.37%
Class A Return After Taxes on Distributions and Sale of Class A Shares	14.05%	5.66%
Class I Return Before Taxes	29.38%	8.76%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	26.54%	8.78%
Calvert US Large-Cap Value Responsible Index (reflects no deduction for fees, expenses or taxes)	29.90%	9.07%

These returns reflect the maximum sales charge for Class A (4.75%). The Fund commenced operations on June 19, 2015. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into a Fund is $1,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Calvert Responsible Index Funds	19	Prospectus dated February 1, 2020 as revised June 18, 2020

Calvert US Mid-Cap Core Responsible Index Fund

Investment Objective

The Fund's investment objective is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index (the “Index”), which measures the investment return of mid-capitalization stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 36 of this Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees(1)	0.24%	0.24%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.42%	0.41%
Total Annual Fund Operating Expenses	0.91%	0.65%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.41)%	(0.40)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.50%	0.25%
(1)	Management fees have been restated to reflect the current contractual investment advisory fee rate rather than the investment advisory fee paid during the last fiscal year.
(2)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.49% for Class A shares and 0.24% for Class I shares. This expense reimbursement will continue through January 31, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$524	$712	$917	$1,505
Class I shares	$26	$168	$323	$772

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Calvert Responsible Index Funds	20	Prospectus dated February 1, 2020 as revised June 18, 2020

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “95% Policy”). The Fund may also lend its securities.

Calvert US Mid-Cap Core Responsible Index. The Index is composed of the common stocks of mid-size companies that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). Mid-size companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors. CRM's Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Stocks are weighted in the Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang and Christopher Madden, CFA serve as Co-Directors of Index Management at CRM and manage the Index construction process.

As of December 31, 2019, the Index included 639 companies, and the market capitalization ranged from $1.5 billion to $42.4 billion with a weighted average market capitalization of $14.6 billion. The number of companies in the Index will change over time due to CRM’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index. The Index is reconstituted annually and is rebalanced quarterly.

Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund uses a replication method of indexing. If Fund assets should ever decline to below $5 million, the Fund may use the sampling method. The replication method involves holding every security in the Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Tracking Error Risk. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies and Fund investment restrictions, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund’s performance to be less than expected.

Passive Investment Risk. The Fund expects to hold common stocks of each company in the Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Mid-Sized Company Risk. The stocks of mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Calvert Responsible Index Funds	21	Prospectus dated February 1, 2020 as revised June 18, 2020

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of the Index and a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CRM became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period from December 31, 2015 through December 31, 2019, the highest quarterly total return for Class A was 16.31% for the quarter ended March 31, 2019 and the lowest quarterly return was -16.33% for the quarter ended December 31, 2018.

Calvert Responsible Index Funds	22	Prospectus dated February 1, 2020 as revised June 18, 2020

Average Annual Total Returns as of December 31, 2019	One Year	Life of Fund
Class A Return Before Taxes	24.46%	10.00%
Class A Return After Taxes on Distributions	24.07%	9.38%
Class A Return After Taxes on Distributions and Sale of Class A Shares	14.88%	8.01%
Class I Return Before Taxes	31.05%	11.66%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	30.54%	11.28%
Calvert US Mid-Cap Core Responsible Index (reflects no deduction for fees, expenses or taxes)	31.47%	12.07%

These returns reflect the maximum sales charge for Class A (4.75%). The Fund commenced operations on October 30, 2015. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Thomas C. Seto, Vice President of CRM, who has managed the Fund since December 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from a Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into a Fund is $5,000 for Class A ($2,000 for individual retirement accounts in Class A) and $100,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

For important information about taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Calvert Responsible Index Funds	23	Prospectus dated February 1, 2020 as revised June 18, 2020

Important Information Regarding Fund Shares

Tax Information

If your shares are held in a taxable account, each Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calvert Responsible Index Funds	24	Prospectus dated February 1, 2020 as revised June 18, 2020

Investment Objective & Principal Policies and Risks

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted. References to the Fund below are to each Fund. See also “Strategies and Risks” in the Statement of Additional Information (“SAI”).

Definitions. As used herein, the following terms have the indicated meaning: “1940 Act” means the Investment Company Act of 1940, as amended; “1933 Act” means the Securities Act of 1933, as amended; “Code” means the Internal Revenue Code of 1986, as amended; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “investment adviser” means the Fund’s investment adviser but if the Fund is sub-advised, it refers to the sub-adviser(s) providing day-to-day management with respect to the investments or strategies discussed.

Equity Securities. Equity securities include: common stocks; preferred stocks, including convertible and contingent convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depositary receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes. The Fund cannot predict the income it might receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Fund obligations created pursuant to derivative instruments may give rise to leverage, which would subject the Fund to the requirements described under “Asset Coverage” in the Fund’s SAI. The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument. Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). The Fund may trade in the specific type(s) and/or combinations of derivative transactions listed below.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, market, tax and leverage risks. Certain derivatives may also be subject to credit risk and interest rate risk. In addition, derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

Calvert Responsible Index Funds	25	Prospectus dated February 1, 2020 as revised June 18, 2020

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions. In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot predict the effects of any new governmental regulation that may be implemented, and future regulation may impair the effectiveness of the Fund’s derivative transactions and its ability to achieve its investment objectives.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Leverage. Certain types of Fund transactions may give rise to economic leverage, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund.

The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular investments or close derivative positions at an advantageous market price. Trading opportunities are also more limited for securities and other instruments that are not widely held or are traded in less developed markets. These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. It also may be more difficult to value less liquid investments. These effects may be exacerbated during times of financial or political stress. Increased Fund redemption activity also may increase liquidity risk due to the need of the Fund to sell portfolio investments and may negatively impact Fund performance.

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments. Illiquid investments mean any investments that the Fund’s investment adviser reasonably expects cannot be sold or disposed of in seven calendar days or less under then-current market conditions without the sale or disposition significantly changing the market value of the investment.

Smaller Companies. Securities of smaller companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may be more difficult to value these investments and may take longer to liquidate these positions at fair value than would be the case for publicly traded securities. The Calvert US Mid-Cap Core Responsible Index Fund may invest in common stocks of the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies.

Calvert Responsible Index Funds	26	Prospectus dated February 1, 2020 as revised June 18, 2020

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Trading in certain foreign markets is also subject to liquidity risk.

Political events in foreign countries may cause market disruptions. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”). Following a period of impasse within the UK Parliament, the UK held a general election on December 12, 2019 in which the Conservative Party, which is in favor of Brexit, won a significant majority. The UK Government is expected to move ahead with approving the UK-EU withdrawal agreement that will bring about Brexit and to focus attention on the nature of the UK’s future relationship with the EU. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes in the EU and beyond are difficult to predict. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK.

The Fund may invest in securities and other instruments (including loans) issued, guaranteed, or backed by sovereign or government entities. Economic data as reported by sovereign or government entities and other issuers may be delayed, inaccurate or fraudulent. Many sovereign or government debt obligations may be rated below investment grade. Any restructuring of a sovereign or government debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of a sovereign or government debt, the Fund may be unable to pursue legal action against the issuer or secure collateral on the debt, as there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to restructure defaulted debt may be limited. Therefore, losses on sovereign or government defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market including depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which evidence ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, currency risk. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and may be less liquid. Unless otherwise stated in Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

Calvert Responsible Index Funds	27	Prospectus dated February 1, 2020 as revised June 18, 2020

Cash and Money Market Instruments. The Fund may invest in cash or money market instruments, including high quality short-term instruments or an investment company that invests in such instruments. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market instruments temporarily, which may be inconsistent with its investment objective(s) and other policies.

Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. While various Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.

About the Index. CRM and each Fund make no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Index to track general stock market performance. CRM is the owner of each Index. CRM has no obligation to take the needs of a Fund or the owners of shares of a Fund, or the requirements of the 1940 Act into consideration in determining, composing, or calculating each Index. CRM and each Fund do not guarantee the accuracy, completeness, or performance of each Index or the data included therein and shall have no liability in connection with each Index or Index calculation. An Index’s past performance is not necessarily an indication of how the Index will perform in the future. It is not possible to invest directly in an Index. CRM has contracted with an independent calculation agent to calculate each Index. The method for calculating and constructing each Index may change over time.

ReFlow Liquidity Program. US Large-Cap Core Responsible Index Fund and US Large-Cap Value Responsible Index may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other

Calvert Responsible Index Funds	28	Prospectus dated February 1, 2020 as revised June 18, 2020

times at ReFlow’s discretion. Such redemption request may be met in-kind in accordance with the Funds’ redemption-in-kind policies. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below. The ability to use ReFlow is contingent upon the Fund(s) finalizing an agreement with ReFlow.

Recent Market Conditions.  An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

General.  Each Fund's 95% Policy will not be changed unless shareholders of that Fund are given at least 60 days' advance written notice of the change. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days' advance written notice of any material change in the investment objective. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the SAI.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy. With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks. See “Additional Information about Investment Strategies and Risks” in the Fund’s SAI.

About Responsible Investing

Investment Selection Process

As described above, each Fund seeks to replicate a specific Calvert Responsible Index. CRM seeks to include in the Index issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies included in an Index are analyzed using The Calvert Principles for Responsible Investment (included as Appendix A to this Prospectus) (the “Calvert Principles”), a framework for considering ESG factors. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by CRM. CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria. In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. CRM's Index Committee may determine to exclude from an Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. CRM’s Index Committee may, in its discretion, remove an Index component before the next reconstitution (i) if it has been determined that such Index component no longer meets the Calvert Principles or (ii) the Committee determines, based on information available to CRM, that such Index component has exposure to a product and/or environmental factor that is believed to present significant health or environmental risks. CRM’s Index Committee may also, in its discretion, add to an Index at its next rebalance: (i) a company that was previously excluded from an Index universe if CRM has determined that such company meets the Calvert Principles; or (ii) a company that was previously excluded by CRM's Index Committee as described above if CRM’s Index Committee has determined that such company no longer presents significant health or environmental risks.

Calvert Responsible Index Funds	29	Prospectus dated February 1, 2020 as revised June 18, 2020

As described above, or in the SAI, each Fund may invest in cash, money market instruments and ETFs. Such investments will generally not be subject to responsible investment analysis and will not be required to be consistent with the responsible investment criteria otherwise applicable to investments made by the Fund, unless the Fund invests in an affiliated company that invests in high quality short-term instruments, and in selecting such investments, is guided by The Calvert Principles for Responsible Investment. In addition, ETFs in which a Fund may invest may hold securities of issuers that do not operate in accordance with the Fund responsible investment criteria.

High Social Impact Investments.  Up to 3% of a Fund's net assets may be invested in High Social Impact Investments. High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact. Investments in High Social Impact Investments are not included in an Index, and a Fund’s performance may deviate from the Index it seeks to track as a result.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments. High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Any Fund investment in High Social Impact Investments is fair valued pursuant to valuation procedures adopted by a Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (as discussed below).

Pursuant to an exemptive order issued by the SEC, a Fund may invest in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (“CIC”) as part of a Fund’s High Social Impact Investments. CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended. CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing. CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from one to 15 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support. The Adviser’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.

Shareholder Advocacy and Corporate Responsibility

CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, but are not limited to:

Direct Dialogue with Company Management. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings. Through its interaction, CRM seeks to learn about management’s successes and challenges and to press for improvement on issues of concern.

Proxy Voting. As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with the Fund’s proxy voting guidelines attached to the SAI.

Shareholder Resolutions. CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Calvert Responsible Index Funds	30	Prospectus dated February 1, 2020 as revised June 18, 2020

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”), a subsidiary of Eaton Vance Management (“Eaton Vance”). Eaton Vance, Inc. (“EV”) serves as trustee of CRM. Each of CRM, EV and Eaton Vance is a direct or indirect subsidiary of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. The business address of EVC, EV and Eaton Vance is Two International Place, Boston, Massachusetts 02110. Eaton Vance and its affiliates currently manage over $515 billion on behalf of mutual funds, institutional clients and individuals.

Each Fund’s semiannual shareholder report covering the fiscal period ended March 31 provides information regarding the basis for the Directors’ approval of each Fund’s investment advisory agreement.

Under its investment advisory agreement with each Fund, CRM receives a monthly advisory fee equal to 0.12% annually of each Fund’s average daily net assets. Prior to February 1, 2019, under its investment advisory agreement with each Fund, CRM received a monthly advisory fee equal to 0.15% annually of each Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the effective annual rate of advisory fee paid to CRM was 0.12% of average daily net assets.

The portfolio manager of each Fund is Thomas C. Seto (since December 2016). Mr. Seto is a Vice President of CRM and Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC (“Parametric”), an affiliate of CRM, and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Seto has been an employee of the Eaton Vance organization for more than five years and currently manages other funds and portfolios.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

CRM serves as administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, each Class of a Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets. For the fiscal year ended September 30, 2019, the administrative fee paid to CRM by each Class of a Fund was 0.12% of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Calvert Responsible Index Series, Inc., a Maryland corporation.  Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). If trading on the Exchange is halted for the day before the scheduled close of regular trading, each Fund’s net asset value per share generally will still be calculated as of the scheduled close of regular trading on the Exchange. The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Board has adopted procedures for valuing investments (the “Procedures”) and has delegated to the investment adviser(s) the daily valuation of such investments. Pursuant to the Procedures, securities and other investments held by a Fund are generally valued at market value. Exchange-listed investments (including certain derivatives) are normally valued at last sale or closing prices. Exchange-traded options are valued at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant exchange or board of trade for non-U.S. listed options. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Most loans and other debt obligations are valued using prices supplied by one or more pricing services.

Calvert Responsible Index Funds	31	Prospectus dated February 1, 2020 as revised June 18, 2020

An instrument’s “fair value” is the amount that the owner might reasonably expect to receive for the instrument upon its current sale in the ordinary course of business. Under certain limited circumstances, a Fund may use fair value pricing if, for example, market prices or a pricing service's prices (as applicable) are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued that cause or are likely to cause a market quotation to be unavailable or unreliable, such as corporate actions, regulatory news, or natural disasters or governmental actions that may affect investments in a particular sector, country or region. In addition, for foreign equity securities and total return swaps and futures contracts on foreign indices that meet certain criteria, the Board has approved the use of a fair value service that values such investments to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other investments that have a strong correlation to the fair valued investments. An investment that is fair valued may be valued at a price higher or lower than (i) actual market quotations, (ii) the value determined by other funds using their own fair valuation procedures, or (iii) the price at which the investment could have been sold during the period in which fair valuation was used with respect to such investment to calculate a Fund’s NAV. Because foreign investments held by a Fund, if any, may trade on days when Fund shares are not priced, the value of such investments, and thus the net asset value of a Fund’s shares, can change on days when Fund shares cannot be redeemed or purchased. CRM has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

Set forth below is information about the manner in which each Fund offers shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix B are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix B should read the terms and conditions of Appendix B carefully. See also “Shareholder Account Features – ‘Street Name’ Accounts.” For the variations applicable to shares offered through certain financial intermediaries, please see Appendix B – Financial Intermediary Sales Charge Variations. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with a Fund or through another intermediary.

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that the order is complete and contains all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The U.S. registered Calvert funds generally do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter. The Funds do not issue share certificates.

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft-Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts (“IRAs”) are not employer sponsored retirement plans for purposes of this definition.

Class A and Class C Shares

Your initial investment must be at least $5,000 ($2,000 for IRAs), except as noted below. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund's transfer agent for Class C shares of such accounts will automatically be invested in Class A shares.

Calvert Responsible Index Funds	32	Prospectus dated February 1, 2020 as revised June 18, 2020

The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI).

Class I Shares

Your initial investment must be at least $100,000, except as noted below. Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with a Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Each Fund offers other share classes that have different fees and expenses.  Class I shares also are offered to investment and institutional clients of CRM and its affiliates and certain persons affiliated with CRM.

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI) and the ReFlow Liquidity Program. The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Shareholder Services must be advised by telephone of each additional investment by wire.

Class R6 Shares

Class R6 shares are offered to employer sponsored retirement plans held in plan level or omnibus accounts; endowments; foundations; local, city, and state governmental institutions; corporations; charitable trusts; trust companies; private banks and their affiliates; and insurance companies; clients of Eaton Vance Investment Counsel; and investment companies. In order to offer Class R6 shares to investors other than employer sponsored retirement plans, a financial intermediary must enter into a written agreement with the Fund’s principal underwriter to offer such shares.

There is no initial investment minimum for: employer sponsored retirement plans; private banks and their affiliates, provided the aggregate value of their assets under management invested in Calvert funds is at least $1,000,000; and investment companies sponsored by the Calvert organization. For all other eligible investors, the initial investment must be at least $1,000,000. Subsequent investments of any amount may be made at any time. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

Class R6 shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone Calvert Shareholder Services at 1-800-368-2745 to be assigned an account number. You may request an account application by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Shareholder Services must be advised by telephone of each additional investment by wire.

Subsequent Investments. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account provided such investments equal a minimum of $200 per year. You can establish bank automated investing on the account application or by providing written instructions to the Fund’s transfer agent. Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time) for further information.

You also may make additional investments by accessing your account via the Calvert website at www.calvert.com. The trade date of purchases made through the Internet from a pre-designated bank account will be the day the purchase is requested through the Calvert website (provided the request is on a business day and submitted no later than the close of regular trading on the Exchange). For more information about purchasing shares through the Internet, please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).

Calvert Responsible Index Funds	33	Prospectus dated February 1, 2020 as revised June 18, 2020

Inactive Accounts. In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund or your financial intermediary occurs within a specified period of time. Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account. For more information, please see https://www.calvert.com/mutual-funds-and-abandoned-property.php or please contact us at 1-800-368-2745.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Calvert funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”). Under the Policy, the Board has delegated to Eaton Vance Management, acting in its capacity as the Fund’s sub-transfer agent (“Eaton Vance”) the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Calvert funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the policy, “two round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund.  Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above. Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases. Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason. In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Calvert fund has any arrangement to permit market timing.

Calvert Responsible Index Funds	34	Prospectus dated February 1, 2020 as revised June 18, 2020

The following Fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•	transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;
•	transactions in shares of Calvert Ultra-Short Duration Income Fund; or
•	investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•	transactions made by model-based discretionary advisory accounts; or
•	transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Policy. Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified. Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy. Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and privileges, and will likely have different share prices due to differences in class expenses. A share class also may be subject to a sales charge. In choosing the class of shares that suits your investment needs, you should consider:

•	how long you expect to own your shares;
•	how much you intend to invest; and
•	the total operating expenses associated with owning each class.

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares to purchase. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class C shares are offered through financial intermediaries at net asset value with no front-end sales charge. If you sell your Class C shares within 12 months of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.” The CDSC is deducted from your redemption proceeds. Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Calvert funds will be refused when the total value of the purchase (including the aggregate market value of all Calvert fund shares held within the purchasing shareholder’s account(s)) is $1 million or more. Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary. Each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any direct purchase received by a Fund’s transfer agent for Class C shares for such accounts will automatically be invested in Class A shares. In addition, Class C shares held in an account for which no financial intermediary is specified and which are not subject to a CDSC will periodically be converted to Class A shares.

Calvert Responsible Index Funds	35	Prospectus dated February 1, 2020 as revised June 18, 2020

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans. Class I shares may also be available through brokerage platforms of broker-dealer firms that have agreements with the Fund’s principal underwriter to offer Class I shares solely when acting as an agent for the investor. An investor acquiring Class I shares through such platforms may be required to pay a commission and/or other forms of compensation to the broker. Class I shares are also offered to investment and institutional clients of CRM and its affiliates, and certain persons affiliated with CRM (including employees, officers and directors of CRM’s affiliates). Class I shares do not pay distribution or service fees.

Class R6 shares are offered at net asset value to employer sponsored retirement plans and certain other investors as described under “Class R6 Shares” above. Class R6 shares are not subject to distribution fees, service fees or sub-accounting/recordkeeping or similar fees paid to financial intermediaries.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Calvert funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Calvert funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Calvert funds and are compensated for such services by the funds, provided that no such compensation is paid with respect to Class R6 shares. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00**	0.00**	TIERED**
*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 0.25% on amounts of $1 million or more but less than $2 million; plus 0.20% on amounts of $2 million or more but less than $3 million; plus 0.125% on amounts of $3 million or more but less than $50 million; plus 0.0625% on amounts of $50 million or more but less than $100 million; plus 0.0375% on amounts of $100 million or more. A CDSC of up to 0.25% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.
Calvert Responsible Index Funds	36	Prospectus dated February 1, 2020 as revised June 18, 2020

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Calvert fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and IRAs) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement. If during the 13-month period you redeem any of the shares that you purchased pursuant to the statement of intention, the value of the redeemed shares will not be included for purposes of satisfying your statement of intention. For additional information about statements of intention, see “Sales Charges” in the SAI.

Class A shares are offered at net asset value (without a sales charge) to accounts of clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers; or (iii) employer sponsored retirement plans. Class A shares also are offered at net asset value to investment and institutional clients of CRM and its affiliates; certain persons affiliated with CRM; direct purchases of shares by accounts where no financial intermediary is specified; and to certain fund service providers as described in the SAI. Class A shares are also offered at net asset value to shareholders who make a permitted direct transfer or roll-over to a Calvert prototype IRA from an employer-sponsored retirement plan previously invested in Calvert funds (applicable only to the portion previously invested in Calvert funds), provided that sufficient documentation is provided to the transfer agent of such transfer or roll-over at the time of the account opening. Class A shares may also be purchased at net asset value pursuant to the exchange privilege and when distributions are reinvested. A financial intermediary may not, in accordance with its policies and procedures, offer one or more of the waiver categories described above and shareholders should consult their financial intermediary for more information. The Fund may eliminate, modify or add to the terms of these sales charge waivers at any time without providing notice to shareholders.

Contingent Deferred Sales Charge.  Class A and Class C shares are subject to a CDSC on certain redemptions. The CDSC generally is paid to the principal underwriter. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 0.25% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to financial intermediaries in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and in connection with certain redemptions from employer sponsored retirement plans or IRAs to satisfy required minimum distributions or to return excess contributions made to IRAs, if applicable. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required). In addition, redemptions of Class C shares by certain employer sponsored retirement plans are not subject to a CDSC if the principal underwriter did not compensate such plans’ financial intermediary at the time of sale as described under “Distribution and Service Fees.”

Calvert Responsible Index Funds	37	Prospectus dated February 1, 2020 as revised June 18, 2020

Conversion Feature.  Effective January 25, 2019 (the “Effective Date”), Class C shares of a Fund will convert automatically to Class A shares of the Fund during the month following the ten year anniversary of the purchase of such Class C shares. If a financial intermediary that maintains a Class C shareholder’s account has not tracked the holding period for Class C shares, Class C shares held as of the Effective Date will automatically convert to Class A shares 10 years after the Effective Date. In addition, Class C shares held in an account with each Fund’s transfer agent for which no financial intermediary is specified and that are not subject to a CDSC will be converted to Class A shares of the Fund periodically.

In some circumstances, the Board may determine to cease to offer and subsequently close an existing class of Fund shares. In such circumstances, the Fund may automatically convert the shares for such class into another share class, subject to prior notice to shareholders of the impacted class. Any such conversion will occur at the respective net asset value of each class as of the conversion date without the imposition of any fee or other charges by the Fund.

Distribution and Service Fees. Class A and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”). Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter generally compensates financial intermediaries on sales of Class C shares (except exchange transactions and reinvestments) in an amount equal to 1% of the purchase price of the shares. After the first year, such financial intermediaries also receive 0.75% of the value of outstanding Class C shares sold by such financial intermediaries in annual distribution fees. With respect to purchases of Class C shares by certain employer sponsored retirement plans, the principal underwriter does not compensate the financial intermediary at the time of sale. In such cases, the financial intermediary receives 0.75% of the value of outstanding Class C shares sold by such financial intermediary in annual distribution fees immediately after the sale. Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of Class A shares, the principal underwriter receives the Class A distribution and service fees and generally the financial intermediary receives such fees immediately after the sale. After the sale of Class C shares, the principal underwriter generally receives the Class C service fees for one year, thereafter financial intermediaries generally receive such fees. With respect to purchases of Class C shares by certain employer sponsored retirement plans, the financial intermediary also receives the service fees from the principal underwriter immediately after the sale. Such amounts are generally paid to financial intermediaries by the principal underwriter based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority, Inc.

More information about Fund sales charges is available free of charge on the Calvert website at www.calvert.com and in the SAI. Please consult the Calvert website for any updates to Fund sales charge information before making a purchase of Fund shares. Please consult your financial intermediary with respect to any sales charge variations listed on Appendix B.

Calvert Responsible Index Funds	38	Prospectus dated February 1, 2020 as revised June 18, 2020

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; requests to re-issue uncashed checks representing redemption proceeds; or transaction requests from an account beneficiary when an account owner is deceased. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	Certain shareholders can redeem by calling 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
By Internet	Certain shareholders can redeem by logging on to the Calvert website at www.calvert.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Calvert funds) and can be sent only to the account address or to a bank pursuant to prior instructions.
For Additional Information	Please call 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

A redemption may be requested by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address) or, for telephone redemptions as described above, by calling 1-800-368-2745. Certain redemption requests, including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements, may require additional documentation and may be redeemed only by mail. The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value. Redemption proceeds are reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.

Redemption proceeds typically are paid to the redeeming shareholder in cash up to two business days after the redemption, but payment could take up to seven days, as permitted by the 1940 Act for the reasons discussed below. The actual number of days following receipt of a redemption request in which the Fund typically expects to pay redemption proceeds generally will depend on how you hold your shares with the Fund.

If your shares are held in a “street name” account with a financial intermediary (see “Shareholder Account Features – ‘Street Name’ Accounts”), your intermediary will elect through National Securities Clearing Corporation (“NSCC”) to settle redemptions either one business day or two business days after the redemption date and redemption proceeds normally will be wired to your financial intermediary on the settlement date pursuant to that election.

Calvert Responsible Index Funds	39	Prospectus dated February 1, 2020 as revised June 18, 2020

If your shares are held directly with the Funds' transfer agent, redemptions normally will be settled in one business day after the redemption date and redemption proceeds will be sent by regular mail on such date. However, if you have given proper written authorization in advance, you may request that redemption proceeds be wired on the settlement date directly to your bank account in any bank in the United States. While not currently charged by a Fund, you may be required to pay a wire transfer fee by your bank. If you request expedited mail delivery of your redemption proceeds and the Fund is able to accommodate your request, charges may apply. You may redeem all or a portion of the shares from your account on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Each Fund typically expects to meet redemption requests by (i) distributing any cash holdings, (ii) selling portfolio investments and/or (iii) borrowing from a bank under a line of credit. In addition to the foregoing, the Fund also may distribute securities as payment (a so-called “redemption in-kind”), in which case the redeeming shareholder may pay fees and commissions to convert the securities to cash. Unless requested by a shareholder, each Fund generally expects to limit use of redemption in-kind to stressed market conditions, but is permitted to do so in other circumstances. A shareholder who wishes to receive redemption proceeds in-kind must notify a Fund on or before submitting the redemption request by calling 1-800-368-2745. Securities distributed in a redemption in-kind would be valued pursuant to each Fund’s valuation procedures and selected by the investment adviser. If a shareholder receives securities in a redemption in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and the value of such securities would be subject to price fluctuations until sold. There can be no assurance that each Fund will manage liquidity successfully in all market environments. As a result, a Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests or other factors. Additional information about redemptions in-kind, including the procedures for submitting such redemption requests, is contained in each Fund’s SAI.

If your account value falls below $750, you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed at net asset value and the proceeds sent to you.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends and short-term capital gains are paid in cash* and long-term capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option	Distributions are reinvested in additional shares of any class of another Calvert fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.
*	If any distribution check remains uncashed for six months, CRM reserves the right to invest the amount represented by the check in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds. From time to time, you may receive the following:

•	Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
•	Periodic account statements, showing recent activity and total share balance.
•	Tax information needed to prepare your income tax returns.
•	Proxy materials, in the event a shareholder vote is required.
•	Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.calvert.com.

Calvert Responsible Index Funds	40	Prospectus dated February 1, 2020 as revised June 18, 2020

The Calvert funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file information regarding its portfolio holdings with the SEC on its Form N-PORT. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and certain information filed on Form N-PORT may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal quarter-end holdings may also be viewed on the Calvert website (www.calvert.com). Portfolio holdings information that is filed with the SEC is posted on the Calvert website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Calvert website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. Each class of Fund shares may be exchanged for shares of the same Class of another Calvert fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Except as described below, any class of shares of a fund may be exchanged for any other class of shares of the fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied. Class C shares are not permitted to be exchanged to Class A shares unless the CDSC has expired and the exchange is made to facilitate the shareholder's participation in a fee-based advisory program. See also Appendix B to this Prospectus.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.calvert.com or call 1-800-368-2745. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Calvert website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded. You should verify the accuracy of your confirmation statements immediately upon receipt and notify Calvert Shareholder Services of any inaccuracies.

Calvert Responsible Index Funds	41	Prospectus dated February 1, 2020 as revised June 18, 2020

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer. If you fail to provide your full account history to your new financial intermediary following a transfer, you may be ineligible for certain features of a Fund.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens an account with a Fund and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Calvert Shareholder Services at 1-800-368-2745 Monday through Thursday, 9:00 a.m. to 5:30 p.m. (eastern time) and Friday, 9:00 a.m. to 5:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund expects to pay distributions annually. Distributions may not be paid if Fund (and Class) expenses exceed Fund income for the period. Different Classes of a Fund will generally distribute different amounts. Each Fund intends to distribute any net realized capital gains, if any, annually. It may also be necessary, in order to qualify for favorable tax treatment and to avoid any Fund-level tax, for each Fund to make a special income and/or capital gains distribution at the end of the calendar year.

A portion of any distribution of a Fund’s investment income may, and any distribution by a Fund of net realized short-term capital gains generally will be taxed as ordinary income. Distributions of any net gains from investments held for more than one year generally will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” (as further described in the SAI) will be taxed in the hands of individuals at rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level. Over time, distributions by each Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of each Fund’s income distributions may be eligible for the dividends-received deduction for corporations. A Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A return of capital generally will not be taxable to shareholders but will reduce the cost basis of a shareholder’s shares and result in a higher reported capital gain or a lower reported capital loss on a subsequent taxable disposition of such shares.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is generally a taxable transaction.

Calvert Responsible Index Funds	42	Prospectus dated February 1, 2020 as revised June 18, 2020

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Each Fund expects to send shareholders a statement each February showing the tax status of all distributions for the prior calendar year.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the yield on such securities. These taxes may be reduced or eliminated under the terms of an applicable tax treaty. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, such Fund will be eligible to and intends to file an election for such taxable year which would require Fund shareholders to include in gross income their pro rata share of qualified foreign income taxes paid by such Fund (even though such amounts are not received by the shareholders) and could allow Fund shareholders, provided certain requirements are met, to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of such Fund’s foreign taxes paid in computing their taxable federal income. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. In addition, the IRS and Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Calvert Responsible Index Funds	43	Prospectus dated February 1, 2020 as revised June 18, 2020

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by KPMG LLP, an independent registered public accounting firm. The reports of KPMG LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	International Responsible Index Fund
	Year Ended September 30,
	2019			2018		2017		2016(7)
	Class A	Class I	Class R6(11)	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value - Beginning	$23.18	$23.47	$21.50	$23.11	$23.32	$20.03	$20.08	$20.00	$20.00
Income From Investment Operations:
Net investment income(1)	0.56	0.60	0.51	0.62	0.64	0.41	0.63	0.43	0.51
Net realized and unrealized gain (loss)	(0.51)	(0.50)	1.11	(0.23)	(0.17)	3.10	3.00	(0.38)	(0.40)
Total from investment operations	0.05	0.10	1.62	0.39	0.47	3.51	3.63	0.05	0.11
Distributions from:
Net investment income	(0.42)	(0.45)	—	(0.32)	(0.32)	(0.43)	(0.39)	(0.02)	(0.03)
Total distributions	(0.42)	(0.45)	—	(0.32)	(0.32)	(0.43)	(0.39)	(0.02)	(0.03)
Total increase (decrease) in net asset value	(0.37)	(0.35)	1.62	0.07	0.15	3.08	3.24	0.03	0.08
Net asset value, ending	$22.81	$23.12	$23.12	$23.18	$23.47	$23.11	$23.32	$20.03	$20.08
Total Return(2)	0.34%	0.6%	7.54%(8)	1.67%	2.04%	17.98%	18.42%	0.25%(8)	0.56%(8)
Ratios to average net assets:(3)
Total expenses	0.89%	0.64%	0.56%(5)	1.03%	0.79%	3.00%	1.43%	5.53%(5)	4.81%(5)
Net expenses	0.57%	0.29%	0.26%(5)	0.62%	0.27%	0.62%	0.27%	0.62%(5)	0.27%(5)
Net investment income	2.56%	2.73%	3.40%(5)	2.66%	2.71%	1.96%	2.85%	2.47%(5)	2.90%(5)
Portfolio Turnover	51%	51%	51%(12)	24%	24%	26%	26%	35%(8)	35%(8)
Net assets, ending (in thousands)	$34,344	$67,854	$16,867	$24,415	$88,253	$5,968	$30,815	$3,714	$2,571

(See related footnotes.)

Calvert Responsible Index Funds	44	Prospectus dated February 1, 2020 as revised June 18, 2020

Financial Highlights (continued)

	US Large-Cap Core Responsible Index Fund
	Year Ended September 30,
	2019				2018
	Class A	Class C	Class I	Class R6	Class A	Class C	Class I	Class R6(9)
Net asset value - Beginning	$24.66	$23.16	$25.29	$25.28	$21.41	$20.16	$21.94	$22.09
Income From Investment Operations:
Net investment income(1)	0.29	0.11	0.36	0.37	0.27	0.09	0.36	0.37
Net realized and unrealized gain (loss)	0.69	0.64	0.72	0.72	3.46	3.26	3.54	3.37
Total from investment operations	0.98	0.75	1.08	1.09	3.73	3.35	3.90	3.74
Distributions from:
Net investment income	(0.22)	(0.07)	(0.28)	(0.30)	(0.25)	(0.12)	(0.32)	(0.32)
Net realized gain	(0.63)	(0.63)	(0.63)	(0.63)	(0.23)	(0.23)	(0.23)	(0.23)
Total distributions	(0.85)	(0.70)	(0.91)	(0.93)	(0.48)	(0.35)	(0.55)	(0.55)
Total increase (decrease) in net asset value	0.13	0.05	0.17	0.16	3.25	3.00	3.35	3.19
Net asset value, ending	$24.79	$23.21	$25.46	$25.44	$24.66	$23.16	$25.29	$25.28
Total Return(2)	4.33%	3.55%	4.68%	4.70%	17.67%	16.79%	18.06%	17.21%(8)
Ratios to average net assets:(3)
Total expenses	0.62%	1.38%	0.37%	0.32%	0.65%	1.40%	0.41%	0.35%(5)
Net expenses	0.51%	1.26%	0.22%	0.19%	0.54%	1.29%	0.19%	0.19%(5)
Net investment income	1.24%	0.49%	1.52%	1.55%	1.19%	0.44%	1.53%	1.58%(5)
Portfolio Turnover	17%	17%	17%	17%	28%	28%	28%	28%(10)
Net assets, ending (in thousands)	$321,690	$57,167	$1,143,304	$409,341	$291,891	$61,814	$920,394	172,944

(See related footnotes.)

Calvert Responsible Index Funds	45	Prospectus dated February 1, 2020 as revised June 18, 2020

Financial Highlights (continued)

	US Large-Cap Core Responsible Index Fund
	Year Ended September 30,
	2017			2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning	$18.80	$17.71	$19.26	$17.90	$16.97	$18.33	$18.30	$17.41	$18.69
Income From Investment Operations:
Net investment income(1)	0.30	0.15	0.38	0.26	0.12	0.33	0.23	0.08	0.33
Net realized and unrealized gain (loss)	2.95	2.78	3.03	1.94	1.82	1.98	(0.01)	—(4)	(0.01)
Total from investment operations	3.25	2.93	3.41	2.20	1.94	2.31	0.22	0.08	0.32
Distributions from:
Net investment income	(0.22)	(0.06)	(0.31)	(0.18)	(0.08)	(0.26)	(0.13)	(0.03)	(0.19)
Net realized gain	(0.42)	(0.42)	(0.42)	(1.12)	(1.12)	(1.12)	(0.49)	(0.49)	(0.49)
Total distributions	(0.64)	(0.48)	(0.73)	(1.30)	(1.20)	(1.38)	(0.62)	(0.52)	(0.68)
Total increase (decrease) in net asset value	2.61	2.45	2.68	0.90	0.74	0.93	(0.40)	(0.44)	(0.36)
Net asset value, ending	$21.41	$20.16	$21.94	$18.80	$17.71	$19.26	$17.90	$16.97	$18.33
Total Return(2)	17.71%	16.85%	18.17%	12.68%	11.78%	13.00%	1.06%	0.30%	1.54%
Ratios to average net assets:(3)
Total expenses	0.70%	1.50%	0.35%	0.71%	1.53%	0.36%	0.77%	1.57%	0.36%
Net expenses	0.54%	1.29%	0.19%	0.54%	1.29%	0.19%	0.68%	1.44%	0.20%
Net investment income	1.51%	0.77%	1.87%	1.46%	0.70%	1.80%	1.21%	0.45%	1.69%
Portfolio Turnover	31%	31%	31%	27%	27%	27%	33%	33%	33%
Net assets, ending (in thousands)	$264,814	$51,301	$544,751	$319,773	$43,579	$387,043	$269,684	$36,398	$186,257

(See related footnotes.)

Calvert Responsible Index Funds	46	Prospectus dated February 1, 2020 as revised June 18, 2020

Financial Highlights (continued)

	US Large-Cap Growth Responsible Index Fund
	Year Ended September 30,
	2019		2018		2017		2016		2015(6)
	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value - Beginning	$29.83	$30.02	$24.35	$24.45	$20.66	$20.74	$18.55	$18.57	$20.00	$20.00
Income From Investment Operations:
Net investment income(1)	0.20	0.28	0.17	0.26	0.21	0.28	0.15	0.22	0.03	0.05
Net realized and unrealized gain (loss)	0.96	0.97	5.84	5.87	3.64	3.66	2.00	2.01	(1.48)	(1.48)
Total from investment operations	1.16	1.25	6.01	6.13	3.85	3.94	2.15	2.23	(1.45)	(1.43)
Distributions from:
Net investment income	(0.20)	(0.25)	(0.19)	(0.22)	(0.16)	(0.23)	(0.04)	(0.06)	—	—
Net realized gain	(1.14)	(1.14)	(0.34)	(0.34)	—	—	—(4)	—(4)	—	—
Total distributions	(1.34)	(1.39)	(0.53)	(0.56)	(0.16)	(0.23)	(0.04)	(0.06)	—	—
Total increase (decrease) in net asset value	(0.18)	(0.14)	5.48	5.57	3.69	3.71	2.11	2.17	(1.45)	(1.43)
Net asset value, ending	$29.65	$29.88	$29.83	$30.02	$24.35	$24.45	$20.66	$20.74	$18.55	$18.57
Total Return(2)	4.51%	4.82%	25.03%	25.46%	18.76%	19.20%	11.63%	12.02%	(7.25%)(8)	(7.15%)(8)
Ratios to average net assets:(3)
Total expenses	0.77%	0.52%	0.82%	0.58%	1.53%	0.58%	1.45%	0.61%	7.70%(5)	7.16%(5)
Net expenses	0.51%	0.24%	0.57%	0.22%	0.57%	0.22%	0.57%	0.22%	0.57%(5)	0.22%(5)
Net investment income	0.72%	1.00%	0.63%	0.98%	0.92%	1.26%	0.77%	1.12%	0.60%(5)	0.95%(5)
Portfolio Turnover	34%	34%	54%	54%	75%	75%	43%	43%	3%(8)	3%(8)
Net assets, ending (in thousands)	$16,361	$79,948	$14,036	$60,367	$6,214	$40,821	$4,403	$38,646	$2,100	$1,964

(See related footnotes.)

Calvert Responsible Index Funds	47	Prospectus dated February 1, 2020 as revised June 18, 2020

Financial Highlights (continued)

	US Large-Cap Value Responsible Index Fund
	Year Ended September 30,
	2019		2018		2017		2016		2015(6)
	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value - Beginning	$23.60	$23.74	$23.02	$23.12	$20.10	$20.18	$17.85	$17.87	$20.00	$20.00
Income From Investment Operations:
Net investment income(1)	0.43	0.50	0.41	0.50	0.46	0.53	0.38	0.45	0.09	0.11
Net realized and unrealized gain (loss)	0.25	0.25	1.68	1.67	2.87	2.89	1.98	1.97	(2.24)	(2.24)
Total from investment operations	0.68	0.75	2.09	2.17	3.33	3.42	2.36	2.42	(2.15)	(2.13)
Distributions from:
Net investment income	(0.34)	(0.40)	(0.35)	(0.39)	(0.35)	(0.42)	(0.11)	(0.11)	—	—
Net realized gain	(0.56)	(0.56)	(1.16)	(1.16)	(0.06)	(0.06)	—(4)	—(4)	—	—
Total distributions	(0.90)	(0.96)	(1.51)	(1.55)	(0.41)	(0.48)	(0.11)	(0.11)	—	—
Total increase (decrease) in net asset value	(0.22)	(0.21)	0.58	0.62	2.92	2.94	2.25	2.31	(2.15)	(2.13)
Net asset value, ending	$23.38	$23.53	$23.60	$23.74	$23.02	$23.12	$20.10	$20.18	$17.85	$17.87
Total Return(2)	3.18%	3.46%	9.30%	9.67%	16.72%	17.15%	13.24%	13.60%	(10.75%)(8)	(10.65%)(8)
Ratios to average net assets:(3)
Total expenses	0.68%	0.43%	0.71%	0.47%	0.84%	0.46%	0.85%	0.47%	7.30%(5)	6.88%(5)
Net expenses	0.51%	0.23%	0.57%	0.22%	0.57%	0.22%	0.57%	0.22%	0.57%(5)	0.22%(5)
Net investment income	1.95%	2.22%	1.80%	2.15%	2.09%	2.43%	2.04%	2.38%	1.79%(5)	2.09%(5)
Portfolio Turnover	39%	39%	67%	67%	73%	73%	53%	53%	3%(8)	3%(8)
Net assets, ending (in thousands)	$52,888	$368,993	$44,047	$254,809	$33,233	$85,240	$22,309	$67,315	$3,547	$2,144

(See related footnotes.)

Calvert Responsible Index Funds	48	Prospectus dated February 1, 2020 as revised June 18, 2020

Financial Highlights (continued)

	US Mid-Cap Core Responsible Index Fund
	Year Ended September 30,
	2019		2018		2017		2016(7)
	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
Net asset value - Beginning	$27.23	$27.45	$24.44	$24.56	$21.25	$21.31	$20.00	$20.00
Income From Investment Operations:
Net investment income(1)	0.24	0.32	0.25	0.34	0.38	0.52	0.23	0.29
Net realized and unrealized gain (loss)	(0.02)	(0.02)	3.25	3.27	3.22	3.17	1.08	1.09
Total from investment operations	0.22	0.30	3.50	3.61	3.60	3.69	1.31	1.38
Distributions from:
Net investment income	(0.24)	(0.30)	(0.24)	(0.25)	(0.16)	(0.19)	(0.06)	(0.07)
Net realized gain	(0.41)	(0.41)	(0.47)	(0.47)	(0.25)	(0.25)	—	—
Total distributions	(0.65)	(0.71)	(0.71)	(0.72)	(0.41)	(0.44)	(0.06)	(0.07)
Total increase (decrease) in net asset value	(0.43)	(0.41)	2.79	2.89	3.19	3.25	1.25	1.31
Net asset value, ending	$26.80	$27.04	$27.23	$27.45	$24.44	$24.56	$21.25	$21.31
Total Return(2)	1.05%	1.30%	14.55%	14.96%	17.12%	17.50%	6.55%(8)	6.91%(8)
Ratios to average net assets:(3)
Total expenses	0.90%	0.64%	0.94%	0.69%	1.53%	0.87%	3.20%(5)	2.72%(5)
Net expenses	0.53%	0.24%	0.57%	0.22%	0.57%	0.22%	0.57%(5)	0.22%(5)
Net investment income	0.93%	1.23%	0.95%	1.31%	1.64%	2.21%	1.26%(5)	1.62%(5)
Portfolio Turnover	57%	57%	39%	39%	63%	63%	42%(8)	42%(8)
Net assets, ending (in thousands)	$12,385	$49,221	$22,575	$46,812	$14,339	$21,075	$5,442	$4,791
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amount is less than $0.005.
(5)	Annualized.
(6)	From June 19, 2015 inception.
(7)	From October 30, 2015 inception.
(8)	Not annualized.
(9)	For the period from the commencement of operations, October 3, 2017 to September 30, 2018.
(10)	For the year ended September 30, 2018.
(11)	For the period from the commencement of operations, February 1, 2019 to September 30, 2019.
(12)	For the year ended September 30, 2019.

Calvert Responsible Index Funds	49	Prospectus dated February 1, 2020 as revised June 18, 2020

Appendix A

The Calvert Principles for Responsible Investment

We believe that most corporations deliver benefits to society, through their products and services, creation of jobs, payment of taxes and the sum of their behaviors. As a responsible investor, Calvert Research and Management seeks to invest in companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes.

Calvert seeks to invest in issuers that balance the needs of financial and nonfinancial stakeholders and demonstrate a commitment to the global commons, as well as to the rights of individuals and communities.

The Calvert Principles for Responsible Investment (Calvert Principles) provide a framework for Calvert’s evaluation of investments and guide Calvert’s stewardship on behalf of clients through active engagement with issuers. The Calvert Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote:

Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of operations and practices on the environment
•	Manage water scarcity and ensure efficient and equitable access to clean sources
•	Mitigate impact on all types of natural capital
•	Diminish climate-related risks and reduce carbon emissions
•	Drive sustainability innovation and resource efficiency through business operations or other activities, products and services

Equitable Societies and Respect for Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data
•	Respect human rights, respect culture and tradition in local communities and economies, and respect Indigenous Peoples’ Rights
•	Promote diversity and gender equity across workplaces, marketplaces and communities
•	Demonstrate a commitment to employees by promoting development, communication, appropriate economic opportunity and decent workplace standards
•	Respect the health and well-being of consumers and other users of products and services by promoting product safety

Accountable Governance and Transparency

•	Provide responsible stewardship of capital in the best interests of shareholders and debtholders
•	Exhibit accountable governance and develop effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity
•	Include environmental and social risks, impacts and performance in material financial disclosures to inform shareholders and debtholders, benefit stakeholders and contribute to strategy
•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners
•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Through the application of the Calvert Principles, Calvert could have no or limited exposure to issuers that:

•	Demonstrate poor management of environmental risks or contribute significantly to local or global environmental problems.
•	Demonstrate a pattern of employing forced, compulsory or child labor.
•	Exhibit a pattern and practice directly or through the company’s supply chain of human rights violations or are complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for human rights abuses.
•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.
•	Demonstrate poor governance or engage in harmful or unethical practices.
•	Manufacture tobacco products.
Calvert Responsible Index Funds	50	Prospectus dated February 1, 2020 as revised June 18, 2020

•	Have significant and direct involvement in the manufacture of alcoholic beverages without taking significant steps to reduce the harmful impact of these products.
•	Have significant and direct involvement in gambling or gaming operations without taking significant steps to reduce the harmful impact of these businesses.
•	Have significant and direct involvement in the manufacture of civilian handguns and/or automatic weapons marketed to civilians.
•	Have significant and direct involvement in the manufacture of military weapons that violate international humanitarian law, including cluster bombs, landmines, biochemical weapons, nuclear weapons, blinding laser weapons, or incendiary weapons.
•	Use animals in product testing without countervailing social benefits such as the development of medical treatments to ease human suffering and disease.
Calvert Responsible Index Funds	51	Prospectus dated February 1, 2020 as revised June 18, 2020

Appendix B

Financial Intermediary Sales Charge Variations

As noted under “Purchasing Shares,” a financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary.

Fund Purchases through Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Calvert Responsible Index Funds	52	Prospectus dated February 1, 2020 as revised June 18, 2020

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Calvert Responsible Index Funds	53	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Ameriprise Financial (Class A Sales Charge Waivers)

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible only for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

Front-end Sales Charge Waivers on Class A Shares:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Calvert Responsible Index Funds	54	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Calvert Responsible Index Funds	55	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Calvert Responsible Index Funds	56	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Calvert Responsible Index Funds	57	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Oppenheimer & Co. Inc. (“Oppenheimer”)

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•	Shares purchased by or through a 529 Plan.
•	Shares purchased through a Oppenheimer affiliated investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a contingent deferred sales charge (CDSC) and the conversion is in line with the policies and procedures of Oppenheimer.
•	Employees and registered representatives of Oppenheimer or its affiliates and their family members.
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on IRS regulations as described in the prospectus.
•	Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.
•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Calvert Responsible Index Funds	58	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Edward D. Jones & Co., L.P. (“Edward Jones”)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation from the shareholder of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. If during the 13-month period the shareholder redeems any of the shares purchased pursuant to a LOI, the value of the redeemed shares will not be included for purposes of satisfying the LOI. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Front-end Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining Contingent Deferred Sales Charge (“CDSC”) due to the fund company or its affiliate, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Calvert Responsible Index Funds	59	Prospectus dated February 1, 2020 as revised June 18, 2020

CDSC Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.
•	Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable.
•	Shares acquired through NAV reinstatement.

******************************************************************************

Other Policies of Edward Jones

1.1       Minimum Purchase Amounts

•	$250 initial purchase minimum
•	$50 subsequent purchase minimum

1.2       Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)

1.3        Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any remaining CDSC due to the fund company or its affiliate, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Calvert Responsible Index Funds	60	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through D.A. Davidson & Co. (“D.A. Davidson”)

Effective 5/1/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.
•	Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent CDSC Waivers on Classes A and C shares available at D.A. Davidson

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Calvert Responsible Index Funds	61	Prospectus dated February 1, 2020 as revised June 18, 2020

Fund Purchases through Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares sold due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Calvert Responsible Index Funds	62	Prospectus dated February 1, 2020 as revised June 18, 2020

More Information

About the Funds: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports (collectively, the “reports”). In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional Information and the reports on Calvert’s website at www.calvert.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-368-2745
website: www.calvert.com

Information about each Fund (including the Statement of Additional Information and reports) is available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Shareholder Inquiries: You can obtain more information from Calvert Shareholder Services or the Fund transfer agent, DST Asset Manager Solutions, Inc. If you own shares and would like to add to, redeem from or change your account, please write or call below:

Regular Mailing Address: Calvert Funds P.O. Box 219544 Kansas City, MO 64121-9544	Overnight Mailing Address: Calvert Funds 430 West 7th Street Kansas City, MO 64105-1407	Phone Number: 1-800-368-2745 Monday – Thursday 9:00 a.m. – 5:30 p.m. ET Friday 9:00 a.m. – 5:00 p.m. ET

The Funds' Investment Company Act No. is 811-09877.
24147 6.18.20	© 2020 Calvert Research and Management

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